SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[x]	Soliciting Material Under Rule 14a-12

Cliffs Natural Resources Inc.

(Name of Registrant as Specified In Its Charter)

Casablanca Capital LP

Donald G. Drapkin

Douglas Taylor

Robert P. Fisher, Jr.

Celso Lourenco Goncalves

Patrice E. Merrin

Joseph Rutkowski

Gabriel Stoliar

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On May 29, 2014, Casablanca Capital LP and its affiliates (collectively, "Casablanca") issued a press release ("May 29 Press Release"), which included the full text of an open letter to shareholders ("May 29 Letter"), underscoring the alignment of Casablanca's interests with those of all shareholders of Cliffs Natural Resources Inc. ("Cliffs"), reiterating its commitment to driving what Casablanca believes to be the real change needed to restore value of Cliffs and calling on the Cliffs' board of directors to eliminate the "Proxy Put" threat disclosed in Cliffs' recent proxy filing. A copy of the May 29 Press Release, which includes the full text of the May 29 Letter is attached hereto as Exhibit A.

Also, on May 29, 2014, Casablanca posted the following links to each of the May 29 Press Release and May 29 Letter to www.FixCliffs.com:

CASABLANCA CAPITAL LP, DONALD G. DRAPKIN AND DOUGLAS TAYLOR (COLLECTIVELY, “CASABLANCA") INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF CLIFFS NATURAL RESOURCES INC. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2014 ANNUAL MEETING OF STOCKHOLDERS. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CASABLANCA, ROBERT P. FISHER, JR., CELSO LOURENCO GONCALVES, PATRICE E. MERRIN, JOSEPH RUTKOWSKI AND GABRIEL STOLIAR (COLLECTIVELY, THE "PARTICIPANTS"), WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, OKAPI PARTNERS LLC, CASABLANCA'S PROXY SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WITHOUT CHARGE UPON REQUEST BY CALLING (212) 297-0720 OR TOLL-FREE AT (877) 274-8654.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A FILED BY CASABLANCA WITH THE SEC ON MARCH 6, 2014. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.